Consolidated Statements of Comprehensive Income (Loss) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Mar. 02, 2013	Mar. 03, 2012	Feb. 26, 2011
Net income (loss)	$ (646)	$ 1,164	$ 3,411
Other comprehensive income (loss)
Net change in unrealized losses on available-for-sale investments		(3)	(2)
Net change in fair value of derivatives designated as cash flow hedges during the year, net of income taxes of $3 million (March 3, 2012 - income taxes of $4 million; February 26, 2011 - income tax recovery of $7 million)	11	14	(20)
Amounts reclassified to net income (loss) during the year, net of income taxes of $18 million (March 3, 2012 - income tax recovery of $14 million; February 26, 2011 - income taxes of $16 million)	(55)	39	(39)
Other comprehensive income (loss)	(44)	50	(61)
Comprehensive income (loss)	$ (690)	$ 1,214	$ 3,350